Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Contingencies
Contingencies

Litigation

In the normal course of business, the Company is named as a defendant in various legal proceedings in which claims are asserted against the Company. We record accruals for loss contingencies based on the circumstances of each claim, when it is probable that a loss has been incurred as of the balance sheet date and can be reasonably estimated. Although the outcome of litigation cannot be predicted with certainty, we believe the ultimate resolution of these legal proceedings will not have a material effect on our business or financial condition.

In 2014, we recorded legal costs of $9.0 in the United States related to a settlement agreement in connection with a lawsuit in California involving allegations regarding our wage statements. The settlement agreement was approved by the court at a final hearing in June 2015. We believe that the settlement was in our best interest to avoid the costs and disruption of ongoing litigation.

Guarantees

We have entered into certain guarantee contracts and stand-by letters of credit that total $177.6 ($130.7 for guarantees and $46.9 for stand-by letters of credit) as of December 31, 2016. The guarantees primarily relate to operating leases and indebtedness. The stand-by letters of credit relate to insurance requirements and debt facilities. If certain conditions were met under these arrangements, we would be required to satisfy our obligation in cash. Due to the nature of these arrangements and our historical experience, we do not expect to make any significant payments under these arrangements.